EXHIBIT 99.02

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

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AllianceBernstein.com

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AllianceBernstein.com

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AllianceBernstein.com

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AllianceBernstein.com

AllianceBernstein.com

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AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

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AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

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AllianceBernstein.com